                                                                  EXHIBIT 10.18

[CIGNA LOGO]

                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                               a CIGNA company

                              (a stock company)

GROUP ANNUITY CONTRACT NUMBER GA-36724  issued to:

                     TRUSTEES OF THE LASON SYSTEMS, INC.
                      401(k) PROFIT SHARING PLAN & TRUST

EFFECTIVE DATE:  January 1, 1994         DATE OF ISSUE:  March 15, 1994

The Insurance Company agrees to pay the benefits provided in accordance with the terms of this Contract. This Contract is issued in consideration of the Application and the payment of the Contributions provided for herein.

THE VARIABLE BENEFITS PROVIDED HEREUNDER WHICH ARE BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

This Contract is issued and accepted subject to all the terms set forth on this page and on the following pages, which are hereby made a part of this Contract.

IN WITNESS WHEREOF Connecticut General Life Insurance Company has caused this Contract to be executed at its Home Office on the Date Issued to take effect on the Effective Date.

                                 Byron Oliver

                         ---------------------------
                            Senior Vice President


                            GROUP ANNUITY CONTRACT
                                FIXED ANNUITY
                      GUARANTEED COST - SEPARATE ACCOUNT

                             GROUP ANNUITY CONTRACT

                               TABLE OF CONTENTS

SECTION                                                      STARTING ON PAGE
  1.............. Definitions.............................................  2
  2.............. Incoming Amounts........................................  3
  3.............. Operational Agreements..................................  5
  4.............. Distributions...........................................  7
  5.............. Discontinuance..........................................  9
  6.............. Miscellaneous........................................... 11

                   Contract Expense Schedule

                  Annuity Purchase Rate Table A

                  Annuity Purchase Rate Table B

                Guaranteed Long Term Account Rider

                  Separate Account 55A Rider

                  Separate Account 55B Rider

                  Separate Account 55F Rider

                  Separate Account 55G Rider

                  Separate Account 55J Rider

                         Application

                                  SECTION I
                                 DEFINITIONS


1.1 The CONTRACT is the group annuity Contract GA-36724 issued by Connecticut General Life Insurance Company.

1.2 The CONTRACTHOLDER is Trustees of the Lason Systems, Inc. 401 (k) Profit Sharing Plan & Trust.

    The term CONTRACTHOLDER will also include any person designated by the Contractholder or the Employer to carry out administrative functions.

1.3 The EMPLOYER is the corporation or firm named as employer in the Plan.

1.4 The INSURANCE COMPANY is the Connecticut General Life Insurance Company, a legal reserve life insurance company incorporated in Connecticut.

1.5 The I.R.C, is the Internal Revenue Code of 1986, as amended from time to time.

1.6 A PARTICIPANT is an individual having an account under the Plan.

1.7 The PLAN is Lason Systems, Inc, 401 (k) Profit Sharing Plan & Trust adopted by the Employer effective September l, 1989, as constituted on January 1, 1994, as said Plan may be amended from time to time.

1.8 A RIDER is that section of the Contract describing the funding vehicle(s) selected by the Contractholder.

                                  SECTION 2
                              INCOMING AMOUNTS




2.1 The Contractholder and the Insurance Company agree to the following:

    (A) CONTRIBUTIONS. Contributions for investment under this Contract will be transferred by the Contractholder and accepted by the Insurance Company. The amount of Contributions for any contribution period is equal to the amount to be contributed under the terms of the Plan, after the effective date of this Contract, that are designated for investment under this Contract. The amount of Contributions may be reduced by subtracting, for such period, the amount of prospective Plan distributions to Participants. Contributions for investment under this Contract may not be less than one hundred fifty thousand dollars ($150,000) in any one plan year unless the Insurance Company agrees. Notwithstanding the above, in the event that the Contractholder elects to have the Insurance Company provide recordkeeping services, contributions under this Contract may not be less than thirty five thousand dollars ($35,000) in any one plan year unless the Insurance Company agrees. Contributions to the Guaranteed Long Term Account may not exceed the Insurance Company's current underwriting guidelines for such contributions for this product in any one plan year unless the Insurance Company gives its prior written consent.

    (B) TRANSFERRED ASSETS. Amounts paid under the terms of the Plan prior to the Effective Date of this Contract, that are designated for investment under this Contract, will be transferred by the Contractholder and accepted by the Insurance Company. Such amounts of Transferred Assets combined with Contributions for the first plan year may not exceed the Insurance Company's current underwriting guidelines for such contributions for this product unless the Insurance Company gives its prior written consent.

    (C) PAYMENT. Such amounts will become due and payable at the Insurance Company's home office address via the designated Insurance Company lock box or the Pension Automated Transfer System or to any designated agent of the Insurance Company within thirty (30) days of the date specified in the Plan. A grace period of sixty (60) days, or the time required by law for the contribution to be made, if less, will be allowed for such payment. The Contractholder is responsible for ensuring that the contributions due under the terms of the Plan are made within the time required by law.

    (D) TRANSFERS. Subject to the terms of the Plan, transfers from a terminated plan or from a plan which qualifies under I.R.C. section 401(a) that is terminating or is being merged or consolidated into the Plan, in accordance with I.R.C. section 401(a)(12), and which are to be allocated to one of the funding vehicles represented by the Rider(s), will be accepted by the Insurance Company.

         Subject to the terms of the Plan, transfers from a plan which qualifies under I.R.C. section 401(a) to the Plan, and which are to be allocated to one of the funding vehicles represented by the Rider(s), will be accepted by the Insurance Company.

(E) ROLLOVERS. Subject to the terms of the Plan, amounts contributed to the Plan by Participants pursuant to I.R.C. sections 402(a)(5) and (6), I.R.C, section 403(a)(4) or I.R.C. section 408(d)(3)(A)(ii), and which are to be allocated to one of the funding vehicles represented by the Rider(s), will be accepted by the Insurance Company.

(F) With respect to any Incoming Amounts which may be payable to the Insurance Company pursuant to this Section 2, the Insurance Company expressly reserves the right not to accept such amounts if such acceptance would cause the Insurance Company to take action contrary to its normal rules and practices. The Insurance Company shall notify the Contractholder if it will not accept Incoming Amounts hereunder, but any such action by the Insurance Company shall not affect any other existing obligations of the Insurance Company or the Contractholder under this Contract as it is then in effect.

                                   SECTION 3
                             OPERATIONAL AGREEMENTS



3.1 The Contractholder agrees to the following:

    (A) QUALIFICATION. The Contractholder will apply within one year plus any filing extensions allowed by law of the Effective Date of the Plan for a determination letter from the Internal Revenue Service that the Plan meets the requirements of I.R.C. section 401(a). The Contractholder will apply for a new determination letter from the Internal Revenue Service with respect to Plan amendments within one year plus any filing extensions allowed by law of the effective date of any amendment which requires filing with the Internal Revenue Service. A copy of the determination letter will be filed with the Insurance Company within thirty (30) days of receipt by the Contractholder.

    (B) AMENDMENT. No Plan amendment will be made which would require the Insurance Company to take action contrary to its normal rules and practices. A certified copy of any change in or amendment to the Plan will be filed with the Insurance Company within thirty (30) days of its adoption by the Employer.

    (C) DISQUALIFICATION. Notification will be sent to the Insurance Company within thirty (30) days of the date the Employer receives initial written notification from the Internal Revenue Service that the Plan no longer meets the requirements of I.R.C. section 401(a). When such determination becomes final, the terms of Section 5 shall apply.

    (D) COMPETING FIXED INCOME FUNDS. The Contractholder agrees not to offer an investment vehicle which the Insurance Company considers a competing fixed income fund, unless the use of such an investment vehicle has been previously agreed to by the Insurance Company, or unless the Insurance Company gives its prior written consent.

    (E) TRANSFERS. When amounts are designated by Participants for transfer between or among funding vehicles under this Contract, such transfers represent the choice of Participants, free from corporate or trustee announced or published suggestion or persuasion.

    (F) INFORMATION. All information necessary to process Incoming Amounts, Transfers between the funding vehicles, and Distributions will be submitted by the Contractholder to the Insurance Company no more frequently than monthly or every fourth week. Any information required by the Insurance Company in order to perform any agreement or obligation under this Contract will be properly authorized by the Contractholder and promptly forwarded in writing to the Insurance Company. In addition, any information required by the Insurance Company to ensure compliance with the provisions of Sections 3.1(D) and (E) will be promptly forwarded in writing by the Contractholder to the Insurance Company upon the request of the Insurance Company.

    (G) EXPENSES. Expenses and charges described in the Contract Expense Schedule attached hereto will be paid either by remitting to the Insurance Company within thirty (30) days of the mailing date of notice of such charges or by such other method as is otherwise described. In the event such expenses and charges are not remitted within thirty (30) days, the Insurance Company reserves the right to deduct the amounts due from the Contractholder's Account upon written authorization from the Contractholder.

    (H) The Contractholder will operate its Plan to comply with all applicable laws and regulations.

3.2 The Insurance Company agrees to the following:

    (A) CONTRACTHOLDER'S ACCOUNT. An account will be established and maintained for the Contractholder. Contributions and Transferred Assets will be invested in accordance with the instructions filed with the Insurance Company by the Contractholder and in accordance with the terms of the Rider(s) selected by the Contractholder.

    (B) TRANSFERS. Subject to the transfer limitations set forth in the Rider(s), amounts may be transferred from one Plan funding vehicle to another in accordance with the terms of the Plan.

    (C) ALLOCATION DATE. Incoming Amounts will be allocated as of the valuation date coinciding with or next following the date the Insurance Company receives such Incoming Amounts. Transfers between funding vehicles will be allocated as of the valuation date coinciding with or next following the later of the date the Insurance Company receives written instructions from the Contractholder regarding the Transfer or the effective date of such Transfer. The determination of the valuation date will be governed by the applicable Rider(s).

    (D) REPORTS. Reports of the Contractholder's Account activity will be sent to the Contractholder quarterly, unless the Insurance Company agrees to report on a more frequent basis.

                                   SECTION 4
                                 DISTRIBUTIONS



4.1 GENERAL DISTRIBUTIONS. The Insurance Company agrees to make distributions from the Contractholder's Account, subject to the terms of the Plan, and to the transfer limitations set forth in the Rider(s), in the following manner:

     (A) TRUSTEE. The Plan's trustee will be entitled to receive all cash payments for further distribution.

     (B) AMOUNT. A distribution from the Contractholder's Account will be in an amount up to and including the value of such account on the valuation date. The determination of the valuation date will be governed by the applicable Rider(s).

     (C) FORM. Distributions will be in one or both of the following forms:

         (1) Any type of annuity which the Insurance Company agrees in writing to issue, or

         (2) A single sum cash payment.

         Any distribution of $3,500 or less on behalf of a Participant will be made in the form of a single sum cash payment.

     (D) AMOUNT USED TO PURCHASE ANNUITY. The amount the Insurance Company will apply to the purchase of an annuity will be reduced by any amount necessary to pay applicable taxes and/or annuity purchase fees.

         The annuity will be purchased at the rates then in effect for all contracts in this class of business.



4.2 DISTRIBUTIONS AT DEATH. In the event a Participant dies prior to distribution of his interest in the Plan, the Contractholder will determine the appropriate beneficiary(ies), the amount of the death benefit and the form in which it will be paid in accordance with the Plan and applicable law, and will direct the Insurance Company to make proper payment.

     In the event a Participant dies after an annuity has been purchased on his behalf, the death benefit, if any, will be made in accordance with the terms of the annuity certificate.

4.3  LIMITATION. The Contractholder agrees that distributions under this
     Section 4 will be subject to the limitation contained in this Section
     4.3 as well as those contained in the Rider(s) attached to this Contract.

     A distribution for the benefit of a Participant from the Guaranteed
     Long Term Account will not exceed a fraction of such Participant's total share of Plan assets. The fraction will be determined by dividing-such Participant's share of the Plan assets in the Guaranteed Long Term Account as of the valuation date by such Participant's share of all Plan assets as of such date. The determination of the valuation date will be governed by the applicable Rider(s).

     The determinations necessary for the limitation in this Section 4.3 will be made according to records maintained by the Contractholder.

4.4 GUARANTEES. The rates used for the purchase of a ten year certain and life annuity will in no event be less than those in the applicable Annuity Purchase Rate Table. Rates applied to purchase other forms of annuity will in no event be less than the actuarial equivalent as determined by the Insurance Company of the rates in the applicable Annuity Purchase Rate Table.

4.5 DEFERRED PAYMENTS. The Contractholder and the Insurance Company agree that the payment of any distribution pursuant to this Section may be deferred for a period not exceeding six (6) months from the date otherwise payable, subject to the appropriate Riders(s). No payment will be delayed beyond the time permitted by applicable laws and regulations.

4.6 With this exception of Section 4.5, the distribution provisions described in this Section 4 do not apply to disbursements made on account of Contract Discontinuance as described in Section 5.

                                   SECTION 5
                                 DISCONTINUANCE



5.1  DISCONTINUANCE. This Contract will be discontinued if:

     (A) The Contractholder notifies the Insurance Company in writing that the Contract will be discontinued; or

     (B) The Insurance Company notifies the Contractholder in writing that the Contractholder has breached a provision of Sections 2, 3, 4, or 6 and that the Contract will be discontinued; or

     (C) The Insurance Company determines that the class of business to which this Contract belongs is no longer commercially feasible and notifies the Contractholder in writing that the Contract will be discontinued. This provision will not be exercised by the Insurance Company in order to generate additional sources of income than otherwise provided under the Contract.

5.2 DISCONTINUANCE DATE. The Discontinuance Date is the first day of the month coinciding with or next following the date the Insurance
     Company receives the notice specified in Section 5.1(A) or sends the notice specified in Section 5.1(B) or (C). Upon discontinuance of the
     Contract:

     (A) The Insurance Company will no longer accept contributions as of the Discontinuance Date; and

     (B) The Insurance Company will timely notify the Contractholder of expenses and charges due.

5.3 DISCONTINUANCE DISBURSEMENT DATE. Unless otherwise agreed, discontinuance disbursements will be made as of the valuation date coinciding with or next following the later of:

     (A) Ninety (90) days after the date the Insurance Company receives all information necessary to make the disbursement; or

     (B) Ninety (90) days after the date the Insurance Company recovers all expenses due under this Contract.

     The determination of the valuation date will be governed by the applicable Rider(s).

5.4 DISBURSEMENTS. Disbursements made at discontinuance are subject to the Discontinuance Transfer Limitation provisions contained in the Rider(s) and the recovery of expenses and charges which are incurred up to the date all assets under this Contract are disbursed in accordance with this
     Section 5. The Insurance Company agrees to disburse the amount of each Participant's Account attributable to Employer and Participant contributions as follows:

    (A) If the Plan continues to meet the requirements of I.R.C. section 401(a) but a new funding agent is selected, the Contractholder may specify that such amount be transferred to the Plan's Trustees or new funding agent. In order to transfer such amount, the Insurance Company must receive evidence acceptable to it that the Plan will continue to meet the requirements of I.R.C. section 401(a).

    (B) If the Internal Revenue Service determines that the Plan initially fails to meet the requirements of I.R.C. section 401(a), such amounts will be disbursed to the Contractholder in a single sum cash payment.

    (C)  If the Plan is terminated within the meaning of Income Tax
         Regulations section 1.401-6 or the Internal Revenue Service determines that the Plan no longer meets the requirements of the I.R.C. section 401(a), the Contractholder's Account will be distributed in a manner, and at such time, as is mutually agreeable to the Contractholder and the Insurance Company, provided appropriate governmental or regulatory approval is first obtained.

                                   SECTION 6
                                 MISCELLANEOUS



6.1  The Insurance Company and the Contractholder agree to the following:

     (A) All communications will be in writing and will be submitted by first class mail, postage prepaid.

         (1)  If to the Insurance Company, to:

              Defined Contributions
              CIGNA Retirement & Investment Services
              Connecticut General Life Insurance Company
              P.O. Box 2975
              Hartford, CT 06104

         (2)  If to the Contractholder, to its principal place of business.


     (B) All agreements under this Contract shall insure to the benefit of and be binding upon the successors and assigns of the Insurance Company and the Contractholder unless the Insurance Department of the State of Connecticut determines that the Insurance Company has ceased doing business of this class and kind.

     (C) No distribution or disbursement payable to any Participant or beneficiary is assignable except to the extent allowed by law and all distributions or disbursements are exempt from the claims of creditors to the maximum extent permitted by law.

     (D) The Insurance Company may require proof that the recipient of annuity payments is living as of each and every date on which any annuity payment becomes payable. If such proof is not furnished when requested, the Insurance Company may withhold payments until proof has been received.

     (E) The Insurance Company will issue an individual certificate to each Participant for whom an annuity is purchased. If the state of issue so requires, the Insurance Company will issue a certificate to each Participant contributing to the Plan. Any certificate so issued will in no way void or alter any of the terms of this Contract.

     (F) If the age determining the annuity purchase rate, or any other fact pertaining to the prurchase, of or the determination of the amount of an annuity is found to have been misstated, or in the event of clerical error, the following adjustments will be made:

         (1) The amount of annuity payable by the Insurance Company will be that provided by the correct rate applied to purchase such annuity, determined as of the date of purchase on the basis of the correct information.

         (2) Any overpayments by the Insurance Company resulting from any misstatements or errors will be deducted from amounts thereafter payable.

         (3) Any underpayments by the Insurance Company resulting from any misstatements or errors will be paid in full with the next payment due.

     (G) The Insurance Company agrees only to the provisions of this Contract and is not a party to nor bound by any trust or plan. The Insurance Company is not responsible for the status under any state or federal revenue law of any contribution made pursuant to such Plan.

     (H) Payment by the Insurance Company made pursuant to the terms of this Contract will release the Insurance Company from all further liability to the extent of such payment.

     (I) Reports, notices, requests and other information submitted to the Insurance Company by the Contractholder, its designated representative, a Participant or a Beneficiary may be relied on conclusively by the Insurance Company.

     (J) If the Insurance Department or other authority of any state or other jurisdiction determines that premium taxes are due and payable with respect to amounts contributed prior to such determination, an amount equal to the assessed taxes and interest may be deducted from the Contractholder's account. If such Department or authority requires the payment of such taxes on amounts contributed under this Contract subsequent to such determination, the Insurance Company can deduct the applicable amount from Incoming Amounts or in such other manner as required by the taxing authority.

     (K) In applying for the Contract, the Contractholder will select the Riders(s) which become part of this Contract.

     (L) Any change in this Contract will be subject to the following provisions:

         (1) No change will affect the amount of interest credited or accrued prior to the effective date of such change.

         (2) No change will affect the amount or terms of any annuity purchased prior to the effective date of such change.

         (3) Any change to this Contract can be made without notice to or the consent of any Participant, beneficiary or annuitant.

         (4) The Insurance Company may, at any time, make any changes, including retroactive changes to the provisions of this Contract to the extent that such changes are required in order to conform the Contract to the provisions of I.R.C. section 401(a), any applicable law or any regulation issued by any governmental agency to which the Plan or the Insurance Company is subject.

         (5) Unless the Contractholder discontinues this Contract and selects a new funding agent, the Insurance Company may annually review the provisions of Sections 2, 3, 4, 5, the Contract Expense Schedule and the Rider(s) and may change the Sections, Contract Expense Schedule and/or the Rider(s) after ninety (90) days' advance written notice to the Contractholder provided, however, that any such change will apply to all contracts in the same class of business as this Contract.

     (M) For the purposes of this Contract, a copy of the death certificate, a physician's written statement certifying as to the death of the decedent, a copy of a certified decree of a court of competent jurisdiction as to the finding of death or any other reasonable evidence that may be required by the Insurance Company shall constitute due proof of death.

     (N) The laws of the State of Connecticut govern this Contract except where its provisions may be more specifically governed by the laws of its state of issuance.

     (O) The singular includes the plural and the masculine pronoun includes both the masculine and feminine gender unless the context indicates otherwise.

     (P) Two or more duplicate originals of this Contract constitute one and the same instrument. The Application of the Contractholder together with all Riders, Tables and Schedules, copies of which are attached to and made a part of this Contract, constitute the entire Contract between the Insurance Company and the Contractholder.

     (Q) If the Insurance Company has reasonable cause to believe that any payee is legally, physically or mentally incapable of personally receiving and receipting for any payment due him, the Insurance Company may make such payment or any part thereof to any person or institution who, in the opinion of the Insurance Company, is then maintaining or has custody of the payee, until claim is made by the duly appointed guardian or other legal representative of the payee. Such payment will constitute a full discharge of the liability of the Insurance Company to the extent thereof.

                           CONTRACT EXPENSE SCHEDULE

The expenses outlined in the Contract Expense Schedule of this Contract are annual charges which will be billed in part at the end of each Plan Quarter. Any charges based on assets or charges taken out of Participants' Accounts, however will be billed on an annual basis.

The term, "Plan Quarter" in this Contract Expense Schedule means three (3) months of the Plan Year or the period of time during which the Insurance Company receives the expected number of contributions for three (3) months based on, the frequency of contributions submitted by the Employer under the Plan.

This Contract Expense Schedule will cover expenses and taxes incurred by the Insurance Company in the establishment and maintenance of this Contract. In no event will these charges cover or be amended so as to cover any fees, expenses, taxes, or charges relating to the management of the assets held hereunder. The Contract Expense Schedule is effective January 1, 1994, as follows:

1.   ASSET CHARGE:

     The Asset Charge for the coming Plan Year is determined annually as of the asset charge valuation date and is based on the value of the participant accounts. The charge is computed according to the following schedule:


     Asset and/or Contribution Level                  Asset Charge (Annual Rate)
     -------------------------------                  --------------------------
     Under $300,000 of assets and an annual                    2.20%
     contribution under $100,000

     Over $300,000 and under $1.5 million of assets            1.85%
     or annual contributions over $100,000

     Over $1.5 million and under $3 million of                 1.80%
     assets

     Over $3 million and under $5 million of                   1.75%
     assets

     Over $5 million and under $10 million of                  1.70%
     assets

     Over $10 million and under $15 million of                 1.65%
     assets

     Over $15 million and under $20 million of                 1.60%
     assets

     Over $20 million of assets                                1.50%


     The asset charge valuation date is the last day of the Plan Year provided that the Insurance Company is open to transact normal business on such day and the New York Stock Exchange is open for unrestricted trading. Should the last day of the Plan Year fail to occur simultaneously with both of these events, the valuation date will be the next normal business day on which the New York Stock Exchange is open for unrestricted trading.

     The Asset Charge, as determined above, shall not be applied to the value of the Contractholder's account attributable to investments held in the Fidelity Advisor and/or Warburg Pincus Separate Account. These amounts are included in determining the annual rate applied to assets held under the Contract,

2.   FIDELITY ADVISOR AND/OR WARBURG PINCUS:

     The Fidelity Advisor and/or Warburg Pincus asset charge for the coming year is determined annually as of the asset charge valuation date and is assessed on the value of the Contractholder's investment in the Fidelity Advisor and/or Warburg Pincus Separate Account. The charge is an annual rate of 1.30%.

3.   INVESCO ACCOUNT:

     The Invesco Account asset charge for the coming year is determined annually as of the asset charge valuation date and is assessed on the value of the Contractholder's investment in the Invesco Account. The charge is an annual rate of 1.60%.

4.   Annual Base Fee

     $4,600 per year

     Proper adjustment shall be made for a Plan Year that is not equal to twelve
     (12) months.

5.   BASIC ADMINISTRATION CHARGE

     The annual Basic Administration Charge is based on the number of accounts being maintained under the Plan with an account balance greater than zero. The annual charge is $18.00 per Participant Account.

     The annual Basic Administration Charge will be increased by $5.00 per account if the Employer submits contribution data on hard copy.

     If the Employer utilizes only one active source, the above schedule will be reduced by $2.00 per account.

     The above charge will be paid out of Participants' Accounts.

6.   BENEFIT PROCESSING SERVICES:

     The charge for each benefit processed is $40.00 per transaction.

     A Benefit Processing Charge will apply to any Plan disbursement, including but not limited to payment of all or a portion of a Participant's vested account balance because of termination, retirement, death, withdrawal or disability. Annuity purchases are not subject to this charge.

     The above charge will be paid out of Participants' Accounts.

7.   BASIC DISCONTINUANCE PROCESSING CHARGE:

     The Basic Discontinuance Processing Charge is determined as of the date of discontinuance. The charge is $18.00 per Participant Account.

8.   MISCELLANEOUS:

     This Expenses Schedule is subject to annual review by the Insurance Company and may be changed effectively after ninety (90) days' written notice to the Contractbolder. This schedule will not be changed within the first twelve (12) months following the Contract's Effective Date nor will it be changed more frequently than once in any twelve (12) month period except by written agreement between the Insurance Company and the Contractholder.

9.   SPECIAL SERVICES:

     In addition to the expenses for the services are listed below, if applicable, any Special Services requested by the Contractholder which are not specified below will be charged to the Contractholder in accordance with the fee schedule then in effect.

     Additional Inactive Source

     $5.00 Administrative Charge - Per Source per number of Participants utilizing the source.

     The above charge will be paid out of Participants' Accounts.

     Loan Charge

     The Loan Charge for each loan processed is $75.00

     The above charge will be paid out of Participants' Accounts.

     5500 Preparation

     $1000 per Plan Year

     Compliance Testing Services


     $80.00 per Service for either       a) determining HCE or
                                         b) performing ADP/ACP test,

     $110.00 per Service for both        a) determining HCE or
                                         b) performing ADP/ACP test,
                                         plus:

     1st 1,000 Employees                 $1.10 per Employee for each
                                         service
     Excess over 1,000 Employees         $.70 per Employee for each
                                         service

If data is submitted on floppy disk or tape:

     1st 1,000 Employees                 $.55 per Employee for each
                                         service
     Excess over 1,000 Employees         $.20 per Employee for each
                                         service

Surrender Charge

In addition to the Basic Discontinuance Processing Charge there is a Surrender Charge in accordance with the following schedule:

Year of Discontinuance            Flat Charge
----------------------            -----------
Within First Year                   $30,000
Within Second Year                  $20,000
Within This Year                    $10,000



Case Setup and Installation Fee

$3,000

                        ANNUITY PURCHASE RATE TABLE A

              GUARANTEED MINIMUM FIRST MONTHLY ANNUITY PAYMENT
                      PURCHASED BY A PREMIUM OF $1,000

                FORM OF ANNUITY: 100% FIXED TEN YEAR CERTAIN
                              AND LIFE ANNUITY

Participant's Age*                   Monthly Rate
-----------------                    ------------
      55                                4.82
      56                                4.91
      57                                5.01
      58                                5.11
      59                                5.21
      60                                5.32
      61                                5.43
      62                                5.55
      63                                5.68
      64                                5.81
      65                                5.95
      66                                6.10
      67                                6.25
      68                                6.41
      69                                6.57
      70                                6.74
      71                                6.91
      72                                7.08
      73                                7.26
      74                                7.44

* Age nearest birthday on annuity commencement date, with respect to an annuity commencing prior to January 1, 1990. With respect to an annuity commencing on or after January 1, 1990, the following adjustment will be made.

Annuity commencement date                   Participant's age equals
----------------------------                -------------------------------
On or after 1/1/90 but prior                Age nearest birthday or annuity
to 1/1/2000                                 commencement date minus 1


Rates for other ages and other forms of annuity will be furnished upon request.

This Table is subject to annual review by the Insurance Company and may be changed after ninety (90) days' written notice to the Contractholder. This Table will not be changed within the first twelve (12) months following the Contract's Effective Date nor will it be changed more frequently than once in any twelve (12) month period except by written agreement between the Insurance Company and the Contractholder.

                        ANNUITY PURCHASE RATE TABLE B

              GUARANTEED MINIMUM FIRST MONTHLY ANNUITY PAYMENT
                      PURCHASED BY A PREMIUM OF $1,000

               FORM OF ANNUITY: 100% VARIABLE TEN YEAR CERTAIN
                              AND LIFE ANNUITY

                       ASSUMED INVESTMENT RETURN: 4.5%



Participant's Age*         Monthly Rate
-----------------          ------------
   55                          5.12
   56                          5.21
   57                          5.30
   58                          5.39
   59                          5.50
   60                          5.60
   61                          5.72
   62                          5.84
   63                          5.96
   64                          6.09
   65                          6.23
   66                          6.38
   67                          6.53
   68                          6.68
   69                          6.84
   70                          7.01
   71                          7.17
   72                          7.35
   73                          7.52
   74                          7.70


* Age nearest birthday on annuity commencement date, with respect to an annuity commencing prior to January 1, 1990. With respect to an annuity commencing on or after January 1, 1990, the following adjustment will be made.

        Annuity commencement date               Participant's age equals
        ----------------------------            -------------------------------
        On or after 1/1/90 but prior            Age nearest birthday on annuity
        to 1/1/2000                             commencement date minus 1

Rates for other ages and other forms of annuity will be furnished upon request.

This Table is subject to annual review by the Insurance Company and may be changed after ninety (90) days' written notice to the Contractholder. This Table will not be changed within the first twelve (12) months following the Contract's Effective Date nor will it be changed more frequently than once in any twelve (12) month period except by written agreement between the Insurance Company and the Contractholder.

                       GUARANTEED LONG TERM ACCOUNT RIDER


R1.1 GUARANTEED LONG TERM ACCOUNT. The term Guaranteed Long Term Account refers to that portion of the Contractholder's Account invested in the Insurance Company's general portfolio.

R1.2 CREDITED INTEREST. Interest will be credited to the Contractholder's Guaranteed Long Term Account daily. Interest will be credited to each dollar in the Guaranteed Long Term Account, pursuant to the Contract
      Section 3.2(C), from the Valuation Date on which it is allocated to the Guaranteed Long Term Account until the Valuation Date as of which it is transferred, distributed or disbursed from the Guaranteed Long Term Account.

      The rate of Credited Interest for any period of time will be determined by the Insurance Company and may be changed from time to time. Any such change by the Insurance Company will be declared in advance and will become effective as of the first day of the month immediately following the date the Contractholder is mailed notice of such change. The rate of Credited Interest will not be reduced by more than 2.10% during any calendar year. The rate of Credited Interest shall never be less than zero (0) percent.


R1.3 ASSET CHARGE. The annual Asset Charge, determined according to the Contract Expense Schedule, is reduced to a daily equivalent and is reduced from the Credited Interest being credited to the Contractholder's Guaranteed Long Term Account in accordance with Section R1.2.

R1.4 VALUATION. The value of the Contractholder's Guaranteed Long Term Account is an amount equal to:


      (A)  The sum of:

           (1) Amounts contributed or transferred to the Insurance Company and invested in the Contractholder's Guaranteed Long Term Account, plus

           (2)  Amounts transferred to the Contractholder's
                Guaranteed Long Term Account from any other funding vehicle represented by a Rider attached to this Contract, plus

           (3) Credited Interest on such account;

     (B) Less:

         (1) Expenses and charges, if any, plus

         (2) Amounts transferred, distributed or disbursed from the Contractholder's Guaranteed Long Term Account in accordance with the terms of the Contract.



R1.5 VALUATION DATE. For purposes of valuing the Contractholder's Guaranteed Long Term Account, the term Valuation Date refers to each day the Insurance Company is open to transact normal business.


R1.6 ANNUITY PAYMENTS. To determine the amount of each fixed annuity payment, the amount available to purchase an annuity pursuant to Contract Section 4.1(D) is multiplied by the annuity purchase rate then in effect for all contracts in this class of business.

R1.7 DEFERRALS. Transfers, distributions or disbursements from the Guaranteed Long Term Account may be deferred pursuant to Contract Section 4.5 if a determination of the value of such transfer, distribution or disbursement is not possible because the Securities and Exchange Commission has suspended or otherwise restricted trading of securities or another emergency situation outside the control of the Insurance Company exists. During such deferral period amounts payable from the Guaranteed Long Term Account will continue to receive Credited Interest.

R1.8 POOL TRANSFER LIMITATION. Whenever an amount to be transferred, distributed or disbursed from the Contractholder's Guaranteed Long Term Account together with all amounts previously or simultaneously transferred, distributed or disbursed for any reason in the calendar year of computation from the pool of Guaranteed Long Term Account assets to which this Contract belongs would exceed ten percent (10%) of the total assets in such pool on January 1 of the year of computation, the transfer, distribution or disbursement may be deferred by the Insurance Company.

      This Contract belongs to the Guaranteed Long Term Account pool established for all contracts containing this or a similar limitation under which the initial contribution to be held in the Contractholder's Account is received in the same calendar year. Such transfer, distribution or disbursement will be subject to the following:


      (A) No deferral will result in less than ten percent (10%) of the Guaranteed Long Term Account portion of a Contractholder's Account being transferred, distributed or disbursed in any one calendar year.



      (B) During a Guaranteed Long Term Account Pool Transfer Limitation deferral, any amount deferred pursuant to this subsection will continue to receive Credited Interest.

      (C) Retirement, termination, and death or disability distributions payable from the Guaranteed Long Term Account will be paid and not deferred. Disbursements occurring as a result of the Plan's termination or failure to meet the requirements of I.R.C. section 401(a) are also unaffected by this provision.

      (D) This section shall not apply if the Contract discontinues pursuant to Contract Section 5.

R1.9 DISCONTINUANCE TRANSFER LIMITATION. In the event this Contract discontinues pursuant to Section 5, if the amount to be disbursed from the Contractholder's Guaranteed Long Term Account together with all amounts previously disbursed or transferred for any reason in the calendar year of discontinuance from the pool of Guaranteed Long Term Account assets to which this Contract belongs does not exceed ten percent (10%) of the total assets in such pool on January 1 of the year of computation, all amounts credited to the Contractholder's Guaranteed Long Term Account will be disbursed as of the Discontinuance Disbursement Date, as defined in Contract Section 5.3. If the amounts to be disbursed exceed said 10%, the following limitations apply:

     (A) An amount equal to the difference between said 10% and the amounts previously disbursed or transferred from the pool of Guaranteed Long Term Account assets to which this Contract belongs, or, if greater, one-sixth (1/6) of the value of the Contractholder's Guaranteed Long Term Account will be disbursed as of the Discontinuance Disbursement. Date, as defined in Contract Section 5.3.

     (B) Amounts remaining credited to the Contractholder's Guaranteed Long Term Account will be disbursed in five (5) installments as follows:


          (1) The first installment being one-fifth (1/5) of the remaining value of said Account;

          (2) The second installment being one-fourth (1/4) of the remaining value of said Account;

          (3) The third installment being one-third (1/3) of the remaining value of said Account;

          (4) The fourth installment being one-half (1/2) of the remaining value of said Account; and

          (5) The fifth installment being the remainder of the value of said Account.

          The first installment will be made as of the January 1 following the Discontinuance Disbursement Date, as defined in Contract Section 5.3, and each succeeding installment as of each January 1 thereafter.

     (C) The Insurance Company will issue a written guarantee of the interest rate to be credited to the unpaid balance of the Contractholder's Guaranteed Long Term Account. That interest rate will be an annual rate equal to the Credited Interest rate at date of discontinuance applicable to the Guaranteed Long Term Account pool of which this Contract is a member (hereinafter "Pool Rate") minus fifty percent (50%) of the difference between the Credited Interest rate at date of discontinuance for the Guaranteed Long Term Account pool established for the calendar year of Discontinuance and the Pool Rate. In no event will the interest rate credited be less than zero percent (0%) per annum, or greater than the Pool Rate.

     (D) Retirement, termination, and death or disability disbursements payable from the Guaranteed Long Term Account will be paid in accordance with the terms of Contract Section 4 and not deferred under this Section. Disbursements occurring as a result of plan termination or the failure of the plan to meet the requirements of I.R.C. section 401(a) also will be paid in accordance with the terms of Contract Sections 5.4(B) and (C) and not deferred under this Section.

     (E) Notwithstanding the foregoing, the Insurance Company reserves the right to disburse at any time the remaining balances of the Contractholder's Guaranteed Long Term Account in a single lump sum.

     (F) This Contract belongs to the Guaranteed Long Term Account pool established for all contracts containing this or a similar limitation under which the initial contribution to be allocated to the Contractholder's Account is received in the same calendar year.

                           SEPARATE ACCOUNT 55A RIDER


R7.1 SEPARATE ACCOUNT 55A (Fidelity Advisor Growth Opportunities Fund Separate Account) is a pooled separate account maintained by the Insurance Company for a portion of its assets. The only amounts which may be allocated to Separate Account 55A are amounts contributed in accordance with the terms of pension or profit sharing plans qualified under section 401 of the Internal Revenue Code, as amended, governmental plans as defined in section 414(d) of the Internal Revenue Code, as amended, or eligible deferred compensation plans as defined in section 457 of the Internal Revenue Code, as amended. The assets of Separate Account 55A are segregated from other assets of the Insurance Company, and are subject only to the claims of contracts participating in this separate account.

      Separate Account 55A is maintained and operated by the Insurance Company in accordance with the following:


      (A) INVESTMENTS. The assets of Separate Account 55A are invested in shares of the Fidelity Advisor Growth Opportunities Fund, a mutual fund offered by Fidelity Investments. In addition, from time to time, the Insurance Company may invest such assets in short term money market instruments, cash or cash equivalents. Any income, gains or losses, realized or unrealized, from the assets in Separate Account 55A shall be credited to or charged against said account without regard to the other income, gains or losses of Connecticut General.

      (B) EXPENSES CHARGED TO SEPARATE ACCOUNT 55A. Separate Account 55A may be charged with (1) an investment management charge, (2) brokerage commissions, transfer taxes and other direct charges arising from the purchase or sale of investments or futures instruments thereunder, (3) other taxes, charges or expenses directly attributable to the operation of, or the assets held in, Separate Account 55A. and (4) any expenses (including reasonable fees and expenses for the time spent by officers or employees of the Insurance Company) which are incurred in the course of litigation, representation on any creditors' committees, or any other action which the Insurance Company determines is reasonably necessary or required to preserve or enhance the value of the assets of Separate Account 55A. The investment management charge determined by the Insurance Company will be charged daily based upon the value of each Contract's share of Separate Account 55A.

            The maximum aggregate annual rate of investment management charge is one percent (1.00%).

      (C) SEPARATE ACCOUNT 55A UNIT. Separate Account 55A is divided into units of participation with each unit being referred to as a Separate Account 55A Unit. When an amount is allocated or transferred to Separate Account 55A, the number of Separate Account 55A Units is increased and when an amount is withdrawn from Separate Account 55A, the number of Separate Account 55A Units is decreased. Such increase or decrease in the number of Separate Account 55A Units is determined by dividing the amount allocated to or withdrawn from Separate Account 55A by the then current Separate Account 55A Unit Value.



      (D)  SEPARATE ACCOUNT 55A UNIT VALUE.  A Separate Account 55A Unit
           Value is determined by the Insurance Company on each Valuation Date and is equal to the Market Value of Separate Account 55A divided by the total number of Separate Account 55A Units on such date. The Separate Account 55A Unit Value on any date is equal to the amount so determined on the Valuation Date coinciding with or last preceding such date.



      (E) MARKET VALUE OF SEPARATE ACCOUNT 55A. The Insurance Company will determine the Market Value of Separate Account 55A for each Valuation Date. The Market Value on any Valuation Date is based upon the market value of the assets in Separate Account 55A at the close of the Insurance Company's business on the current day, as determined in accordance with generally recognized accounting procedures. The Market Value of the investments in the Fidelity Advisor Growth Opportunities Fund will be determined by the NAV (net asset value) of the shares plus the value of any dividends and capital gain distributions.



R7.2 VALUATION. The value of the portion of a Participant's Account invested in Separate Account 55A is an amount equal to the product of the number of Accumulation 55A Units credited to such Account and the Accumulation 55A Unit Value for the Valuation Date.



      (A) ACCUMULATION 55A UNITS. When an amount is allocated to the portion of a Contractholder's Account invested in Separate Account 55A, the Contractholder's Account is credited with the number of Accumulation 55A Units equal to the amount allocated divided by the Accumulation 55A Unit Value as of the Allocation Date determined pursuant to Contract Section 3.2(C).



           When an amount is transferred, distributed or disbursed from the portion of a Contractholder's Account invested in Separate Account 55A, the Contractholder's Account is debited by the number of Accumulation 55A Units equal to the amount transferred, distributed or disbursed divided by the Accumulation 55A Unit Value as of the later of the date the Insurance Company receives written instructions from the Contractholder regarding the amounts to be transferred or distributed or the effective date of such transfer or distribution; or in the case of a disbursement, as of the Discontinuance Disbursement Date determined pursuant to Contract
           Section 5.3.

NOTE: If Plan benefits are integrated with Social Security benefits and an amendment results in the exclusion of any employees or the reduction of any participant's benefit to zero, and the amendment alters either contributions to the Plan or the amount of benefits paid by the Plan, the amendment is considered to alter the Plan's coverage provisions.



DATE OF DETERMINATION OF EMPLOYEES' STATUS

You must select a date for determining which employees are interested parties. This date must be no earlier than 5 working days before the date you provide the Notice to Interested Parties, and no later than that date.


WHEN YOU MUST NOTIFY INTERESTED PARTIES

- If you post the notice on a bulletin board or deliver it in person, it must be given no less than 7 days and no more than 21 days before the date the application is mailed to the IRS.



- If you mail the notice, it must be postmarked no less than 10 days and no more than 24 days before the date the application is mailed to the IRS.




If the Plan is amended while the IRS is reviewing the application for determination and the amendment increases coverage under the Plan so that additional employees become interested parties, the application must be resubmitted and all interested parties must be renotified.



COMPLETING THE NOTICE AND SUPPLYING INFORMATION

The enclosed sample notice should be adapted for your Plan. As the last paragraph in the sample notice states, you must make certain additional material available to interested parties who request this material, which includes:



-    An updated copy of the Plan and related trust agreement, if any.

-    A copy of the application for determination.

- Information showing the number of individuals covered and not covered, listed by compensation range. (You do not need to make a copy of Form 5302 available, because it shows salaries.)

-    Any additional documents dealing with the application.

For additional guidance regarding the notification of interested parties, you may want to refer to IRS Revenue Procedure 92-6, Sections 17 and 18 and related Exhibits.

       (B)  ACCUMULATION 55A UNIT VALUE.  The Accumulation 55A Unit
            Value is the Separate Account 55A Unit Value adjusted to reflect the investment management charge, if applicable.

       (C) VALUATION DATE. A Valuation Date will occur on each day that the New York Stock Exchange is open for unrestricted trading and the Insurance Company is open to transact its normal business.

R7.3   LIMITATIONS.

       (A)  Any transfer, distribution or disbursement from Separate
            Account 55A may be delayed for a period of up to thirty (30) days if there is a negative cash flow into Separate Account 55A considering all contracts with funds in Separate Account 55A on the Valuation Date for such distribution or disbursement.

       (B)  Transfers, distributions or disbursements from Separate
            Account 55A may be deferred pursuant to Contract Section 4.5 if a determination of the value of such distribution or disbursement is not possible because the Securities and Exchange Commission has suspended or otherwise restricted trading of securities or another emergency situation outside the control of the Insurance Company exists.

R7.4 DISCONTINUANCE OF SEPARATE ACCOUNT 55A. Separate Account 55A may be discontinued if the Fidelity Advisor Growth Opportunities Fund is no longer offered by Fidelity Investments, if Fidelity Investments becomes insolvent or files for voluntary or involuntary bankruptcy, or if Connecticut General determines that Separate Account 55A is no longer commercially feasible and notifies the Contractholder in writing that the Separate Account will be discontinued.

       As of the date Separate Account 55A is discontinued:

       (A) No further contributions to Separate Account 55A will be accepted by Connecticut General and no further withdrawals or transfers will be honored except as provided in
            (B) and (C) below;

       (B) Connecticut General will determine an amount equal to the expenses which are unpaid or due hereunder and withdraw such amount from Separate Account 55A;

       (C) The remaining value of this Contract's share of Separate Account 55A will be distributed in accordance with the Contractholder's written instructions to be effective as of the date of discontinuance.

                         SEPARATE ACCOUNT 55B RIDER



R8.1 SEPARATE ACCOUNT 55B (Fidelity Advisor Income & Growth Fund Separate
     Account) is a pooled separate account maintained by the Insurance Company for a portion of its assets. The only amounts which may be allocated to Separate Account 55B are amounts contributed in accordance with the terms of pension or profit sharing plans qualified under section 401 of the Internal Revenue Code, as amended, governmental plans as defined in section 414(d) of the Internal Revenue Code, as amended, or eligible deferred compensation plans as defined in section 457 of the Internal Revenue Code, as amended. The assets of Separate Account 55B are segregated from other assets of the Insurance Company, and are subject only to the claims of contracts participating in this separate account.

     Separate Account 55B is maintained and operated by the insurance Company in accordance with the following:

     (A) INVESTMENTS. The assets of Separate Account 55B are invested in shares of the Fidelity Advisor Income & Growth Fund, a mutual fund offered by Fidelity Investments. In addition, from time to time, the Insurance Company may invest such assets in short term money market instruments, cash or cash equivalents. Any income, gains or losses, realized or unrealized, from the assets in Separate Account 55B shall be credited to or charged against said account without regard to the other income, gains or losses of Connecticut General.

     (B) EXPENSES CHARGED TO SEPARATE ACCOUNT 55B. Separate Account 55B may be charged with (1) an investment management charge, (2) brokerage commissions, transfer taxes and other direct charges arising from the purchase or sale of investments or futures instruments thereunder,
          (3) other taxes, charges or expenses directly attributable to the operation of, or the assets held in, Separate Account 55B, and (4) any expenses (including reasonable fees and expenses for the time spent by officers or employees of the Insurance Company) which are incurred in the course of litigation, representation on any creditors' committees, or any other action which the Insurance
          Company determines is reasonably necessary or required to preserve or enhance the value of the assets of Separate Account 55B. The investment management charge determined by the Insurance Company will be charged daily based upon the value of each Contract's share of Separate Account 55B.

          The maximum aggregate annual rate of investment management charge is one percent (1.00%).

     (C) SEPARATE ACCOUNT 55B UNIT. Separate Account 558 is divided into units of participation with each unit being referred to as a Separate Account 55B Unit. When an amount is allocated or transferred to Separate Account 55B, the number of Separate Account 55B Units is increased and when an amount is withdrawn from Separate Account 55B, the number of Separate Account 55B Units is decreased. Such increase or decrease in the number of Separate Account 55B Units is determined by dividing the amount allocated to or withdrawn from Separate Account 55B by the then current Separate Account 55B Unit Value.

     (D) SEPARATE ACCOUNT 55B UNIT VALUE. A Separate Account 55B Unit Value is determined by the Insurance Company on each Valuation Date and is equal to the Market Value of Separate Account 55B divided by the total number of Separate Account 55B Units on such date. The
          Separate Account 55B Unit Value on any date is equal to the amount so determined on the Valuation Date coinciding with or last preceding such date.

     (E) MARKET VALUE OF SEPARATE ACCOUNT 55B. The Insurance Company will determine the Market Value of Separate Account 55B for each Valuation Date. The Market Value on any Valuation Date is based upon the market value of the assets in Separate Account 55B at the close of the Insurance Company's business on the current day, as determined in accordance with generally recognized accounting procedures. The Market Value of the investments in the Fidelity Advisor Income & Growth Fund will be determined by the NAV (net asset value) of the shares plus the value of any dividends and capital gain distributions.

R8.2 VALUATION. The value of the portion of a Participant's Account invested in Separate Account 55B is an amount equal to the product of the number of Accumulation 55B Units credited to such Account and the Accumulation 55B Unit Value for the Valuation Date.

     (A) ACCUMULATION 55B UNITS. When an amount is allocated to the portion of a Contractholder's Account invested in Separate Account 55B, the Contractholder's Account is credited with the number of Accumulation 55B Units equal to the amount allocated divided by the Accumulation 55B Unit Value as of the Allocation Date determined pursuant to Contract Section 3.2(C).

          When an amount is transferred, distributed or disbursed from the portion of a Contractholder's Account invested in Separate Account 55B, the Contractholder's Account is debited by the number of Accumulation 55B Units equal to the amount transferred, distributed or disbursed divided by the Accumulation 55B Unit Value as of the later of the date the Insurance Company receives written instructions from the Contractholder regarding the amounts to be transferred or distributed or the effective date of such transfer or distribution; or in the case of a disbursement, as of the Discontinuance Disbursement Date determined pursuant to Contract Section 5.3.

      (B) ACCUMULATION 55B UNIT VALUE. The Accumulation 55B Unit Value is the Separate Account 55B Unit Value adjusted to reflect the investment management charge, if applicable.

      (C) VALUATION DATE. A Valuation Date will occur on each day that the New York Stock Exchange is open for unrestricted trading and the Insurance Company is open to transact its normal business.

R8.3  LIMITATIONS.

      (A)  Any transfer, distribution or disbursement from Separate
           Account 55B may be delayed for a period of up to thirty (30) days if there is a negative cash flow into Separate Account 55B considering all contracts with funds in Separate Account 55B on the Valuation Date for such distribution or disbursement.

      (B)  Transfers, distributions or disbursements from Separate
           Account 55B may be deferred pursuant to Contract Section 4.5 if a determination of the value of such distribution or disbursement is not possible because the Securities and Exchange Commission has suspended or otherwise restricted trading of securities or another emergency situation outside the control of the Insurance Company exists.

R8.4 DISCONTINUANCE OF SEPARATE ACCOUNT 55B. Separate Account 55B may be discontinued if the Fidelity Advisor Income & Growth Fund is no longer offered by Fidelity Investments, if Fidelity Investments becomes insolvent or files for voluntary or involuntary bankruptcy, or if Connecticut General determines that Separate Account 55B is no longer commercially feasible and notifies the Contractholder in writing that the Separate Account will be discontinued.

      As of the date Separate Account 55B is discontinued:

      (A) No further contributions to Separate Account 55B will be accepted by Connecticut General and no further withdrawals or transfers will be honored except as provided in
           (B) and (C) below;

      (B) Connecticut General will determine an amount equal to the expenses which are unpaid or due hereunder and withdraw such amount from Separate Account 55B;

      (C) The remaining value of this Contract's share of Separate Account 55B will be distributed in accordance with the Contractholder's written instructions to be effective as of the date of discontinuance.

                         SEPARATE ACCOUNT 55F RIDER

R12.1 SEPARATE ACCOUNT 55F (the Warburg Pincus International Equity Fund
      Separate Account) is a pooled separate account maintained by the Insurance Company for a portion of its assets. The only amounts which may be allocated to Separate Account 55F are amounts contributed in accordance with the terms of pension or profit sharing plans qualified under section 401 of the Internal Revenue Code, as amended, governmental plans as defined in section 414(d) of the Internal Revenue Code, as amended, or eligible deferred compensation plans as defined in section 457 of the Internal Revenue Code, as amended. The assets of Separate Account 55F are segregated from other assets of the Insurance Company, and are subject only to the claims of contracts participating in this separate account.

      Separate Account 55F is maintained and operated by the Insurance Company in accordance with the following:

      (A) INVESTMENTS. The assets of Separate Account 55F are invested in shares of the Warburg Pincus International Equity Fund, a mutual fund offered by Counsellors Securities, Inc. In addition, from time to time, the Insurance Company may invest such assets in short term money market instruments, cash or cash equivalents. Any income, gains or losses, realized or unrealized, from the assets in Separate Account 55F shall be credited to or charged against said account without regard to the other income, gains or losses of Connecticut General.

      (B) EXPENSES CHARGED TO SEPARATE ACCOUNT 55F. Separate Account 55F may be charged with (1) an investment management charge, (2) brokerage commissions, transfer taxes and other direct charges arising from the purchase or sale of investments or futures instruments thereunder, (3) other taxes, charges or expenses directly attributable to the operation of, or the assets held in, Separate Account 55F, and (4) any expenses (including reasonable fees and expenses for the time spent by officers or employees of the Insurance Company) which are incurred in the course of litigation, representation on any creditors' committees, or any other action which the Insurance Company determines is reasonably necessary or required to preserve or enhance the value of the assets of Separate Account 55F. The investment management charge determined by the Insurance Company will be charged daily based upon the value of each Contract's share of Separate Account 55F.

           The maximum aggregate annual rate of investment management charge is one percent (1.00%).

      (C) SEPARATE ACCOUNT 55F UNIT. Separate Account 55F is divided into units of participation with each unit being referred to as a Separate Account 55F Unit. When an amount is allocated or transferred to Separate Account 55F, the number of Separate Account 55F Units is increased and when an amount is withdrawn from Separate Account 55F, the number of Separate Account 55F Units is decreased. Such increase or decrease in the number of Separate Account 55F Units is determined by dividing the amount allocated to or withdrawn from Separate Account 55F by the then current Separate Account 55F Unit Value.

      (D) SEPARATE ACCOUNT 55F UNIT VALUE. A Separate Account 55F Unit Value is determined by the Insurance Company on each Valuation Date and is equal to the Market Value of Separate Account 55F divided by the total number of Separate Account 55F Units on such date. The
          Separate Account 55F Unit Value on any date is equal to the amount so determined on the Valuation Date coinciding with or last preceding such date.

      (E) MARKET VALUE OF SEPARATE ACCOUNT 55F. The Insurance Company will determine the Market Value of Separate Account 55F for each Valuation Date. The Market Value on any Valuation Date is based upon the market value of the assets in Separate Account 55F at the close of the Insurance Company's business on the current day, as determined in accordance with generally recognized accounting procedures. The Market Value of the investment in the Warburg Pincus International Equity Fund will be determined by the NAV (net asset value) of the shares plus the value of any dividends and capital gain distributions.

R12.2 VALUATION. The value of the portion of a Participant's Account invested in Separate Account 55F is an amount equal to the product of the number of Accumulation 55F Units credited to such Account and the Accumulation 55F Unit Value for the Valuation Date.

      (A) ACCUMULATION 55F UNITS. When an amount is allocated to the portion of a Contractholder's Account invested in Separate Account 55F, the Contractholder's Account is credited with the number of Accumulation 55F Units equal to the amount allocated divided by the Accumulation 55F Unit Value as of the Allocation Date determined pursuant to Contract Section 3.2(C).

          When an amount is transferred, distributed or disbursed from the portion of a Contractholder's Account invested in Separate Account 55F, the Contractholder's Account is debited by the number of Accumulation 55F Units equal to the amount transferred, distributed or disbursed divided by the Accumulation 55F Unit Value as of the later of the date the Insurance Company receives written instructions from the Contractholder regarding the amounts to be transferred or distributed or the effective date of such transfer or distribution; or in the case of a disbursement, as of the Discontinuance Disbursement Date determined pursuant to Contract Section 5.3.

      (B) ACCUMULATION 55F UNIT VALUE. The Accumulation 55F Unit Value is the Separate Account 55F Unit Value adjusted to reflect the investment management charge, if applicable.

      (C) VALUATION DATE. A Valuation Date will occur on each day that the New York Stock Exchange is open for unrestricted trading and the Insurance Company is open to transact its normal business.

R12.3 LIMITATIONS.

      (A) Any transfer, distribution or disbursement from Separate
          Account 55F may be delayed for a period of up to thirty (30) days if there is a negative cash flow into Separate Account 55F considering all contracts with funds in Separate Account 55F on the Valuation Date for such distribution or disbursement.

      (B) Transfers, distributions or disbursements from Separate Account 55F may be deferred pursuant to Contract Section 4.5 if a determination of the value of such distribution or disbursement is not possible because the Securities and Exchange Commission has suspended or otherwise restricted trading of securities or another emergency situation outside the control of the Insurance Company exists.

R12.4 DISCONTINUANCE OF SEPARATE ACCOUNT 55F. Separate Account 55F may be discontinued if the Warburg Pincus International Equity Fund is no longer offered by Counsellors Securities, Inc., if Counsellors Securities, Inc. becomes insolvent or files for voluntary or involuntary bankruptcy, or if Connecticut General determines that Separate Account 55F is no longer commercially feasible and notifies the Contractholder in writing that the Separate Account will be discontinued.

      As of the date Separate Account 55F is discontinued:

      (A) No further contributions to Separate Account 55F will be accepted by Connecticut General and no further withdrawals or transfers will be honored except as provided in (B) and (C) below;

      (B) Connecticut General will determine an amount equal to the expenses which are unpaid or due hereunder and withdraw such amount from Separate Account 55F;

      (C) The remaining value of this Contract's share of Separate Account 55F will be distributed in accordance with the Contractholder's written instructions to be effective as of the date of discontinuance.

                         SEPARATE ACCOUNT 55G RIDER


R13.1 SEPARATE ACCOUNT 55G (the Warburg Pincus Emerging Growth Fund
      Separate Account) is a pooled separate account maintained by the Insurance Company for a portion of its assets. The only amounts which may be allocated to Separate Account 55G are amounts contributed in accordance with the terms of pension or profit sharing plans qualified under section 401 of the Internal Revenue Code, as amended, governmental plans as defined in section 414(d) of the Internal Revenue Code, as amended, or eligible deferred compensation plans as defined in section 457 of the Internal Revenue Code, as amended. The assets of Separate Account 55G are segregated from other assets of the Insurance Company, and are subject only to the claims of contracts participating in this separate account.

      Separate Account 55G is maintained and operated by the Insurance Company in accordance with the following:

      (A) INVESTMENTS. The assets of Separate Account 55G are invested in shares of the Warburg Pincus Emerging Growth Fund, a mutual fund offered by Counsellors Securities, Inc. In addition, from time to time, the Insurance Company may invest such assets in short term money market instruments, cash or cash equivalents. Any income, gains or losses, realized or unrealized, from the assets in Separate Account 55G shall be credited to or charged against said account without regard to the other income, gains or losses of Connecticut General.

      (B) EXPENSES CHARGED TO SEPARATE ACCOUNT 55G. Separate Account 55G may be charged with (1) an investment management charge, (2) brokerage commissions, transfer taxes and other direct charges arising from the purchase or sale of investments or futures instruments thereunder, (3) other taxes, charges or expenses directly attributable to the operation of, or the assets held in, Separate Account 55G, and (4) any expenses (including reasonable fees and expenses for the time spent by officers or employees of the Insurance Company) which are incurred in the course of litigation, representation on any creditors' committees, or any other action which the Insurance Company determines is reasonably necessary or required to preserve or enhance the value of the assets of Separate Account 55G. The investment management charge determined by the Insurance Company will be charged daily based upon the value of each Contract's share of Separate Account 55G.

          The maximum aggregate annual rate of investment management charge is one percent (1.00%).

      (C) SEPARATE ACCOUNT 55G UNIT. Separate Account 55G is divided into units of participation with each unit being referred to as a Separate Account 55G Unit. When an amount is allocated or transferred to Separate Account 55G, the number of Separate Account 55G Units is increased and when an amount is withdrawn from Separate Account 55G, the number of Separate Account 55G Units is decreased. Such increase or decrease in the number of Separate Account 55G Units is determined by dividing the amount allocated to or withdrawn from Separate Account 55G by the then current Separate Account 55G Unit Value.

      (D) SEPARATE ACCOUNT 55G UNIT VALUE. A Separate Account 55G Unit Value is determined by the Insurance Company on each Valuation Date and is equal to the Market Value of Separate Account 55G divided by the total number of Separate Account 55G Units on such date. The Separate Account 55G Unit Value on any date is equal to the amount so determined on the Valuation Date coinciding with or last preceding such date.

      (E) MARKET VALUE OF SEPARATE ACCOUNT 55G. The Insurance Company will determine the Market Value of Separate Account 55G for each Valuation Date. The Market Value on any Valuation Date is based upon the market value of the assets in Separate Account 55G at the close of the Insurance Company's business on the current day, as determined in accordance with generally recognized accounting procedures. The Market Value of the investments in the Warburg Pincus Emerging Growth Fund will be determined by the NAV (net asset value) of the shares plus the value of any dividends and capital gain distributions.

R13.2 VALUATION. The value of the portion of a Participant's Account invested in Separate Account 55G is an amount equal to the product of the number of Accumulation 55G Units credited to such Account and the Accumulation 55G Unit Value for the Valuation Date.

      (A) ACCUMULATION 55G UNITS. When an amount is allocated to the portion of a Contractholder's Account invested in Separate Account 55G, the Contractholder's Account is credited with the number of Accumulation 55G Units equal to the amount allocated divided by the Accumulation 55G Unit Value as of the Allocation Date determined pursuant to Contract Section 3.2(C).

          When an amount is transferred, distributed or disbursed from the portion of a Contractholder's Account invested in Separate Account 55G, the Contractholder's Account is debited by the number of Accumulation 55G Units equal to the amount transferred, distributed or disbursed divided by the Accumulation 55G Unit Value as of the later of the date the Insurance Company receives written instructions from the Contractholder regarding the amounts to be transferred or distributed or the effective date of such transfer or distribution; or in the case of a disbursement, as of the Discontinuance Disbursement Date determined pursuant to Contract Section 5.3.

      (B) ACCUMULATION 55G UNIT VALUE. The Accumulation 55G Unit Value is the Separate Account 55G Unit Value adjusted to reflect the investment management charge, if applicable.

      (C) VALUATION DATE. A Valuation Date will occur on each day that the New York Stock Exchange is open for unrestricted trading and the Insurance Company is open to transact its normal business.

R13.3 LIMITATIONS.

      (A) Any transfer, distribution or disbursement from Separate
          Account 55G may be delayed for a period of up to thirty (30) days if there is a negative cash flow into Separate Account 55G considering all contracts with funds in Separate Account 55G on the Valuation Date for such distribution or disbursement.

      (B) Transfers, distributions or disbursements from Separate Account 55G may be deferred pursuant to Contract Section 4.5 if a determination of the value of such distribution or disbursement is not possible because the Securities and Exchange Commission has suspended or otherwise restricted trading of securities or another emergency situation outside the control of the Insurance Company exists.

R13.4 DISCONTINUANCE OF SEPARATE ACCOUNT 55G. Separate Account 55G may be discontinued if the Warburg Pincus Emerging Growth Fund is no longer offered by Counsellors Securities, Inc., if Counsellors Securities, Inc. becomes insolvent or files for voluntary or involuntary bankruptcy, or if Connecticut General determines that Separate Account 55G is no longer commercially feasible and notifies the Contractholder in writing that the Separate Account will be discontinued.

      As of the date Separate Account 55G is discontinued:

      (A) No further contributions to Separate Account 55G will be accepted by Connecticut General and no further withdrawals or transfers will be honored except as provided in (B) and (C) below;

      (B) Connecticut General will determine an amount equal to the expenses which are unpaid or due hereunder and withdraw such amount from Separate Account 55G;

      (C) The remaining value of this Contract's share of Separate Account 55G will be distributed in accordance with the Contractholder's written instructions to be effective as of the date of discontinuance.

                         SEPARATE ACCOUNT 55J RIDER

R16.1 SEPARATE ACCOUNT 55J (the CIGNA Separate Account - INVESCO Industrial
      Income) is a pooled separate account maintained by the Insurance
      Company for a portion of its assets. The only amounts which may be allocated to Separate Account 55J are amounts contributed in accordance with the terms of pension or profit sharing plans qualified under section 401 of the Internal Revenue Code, as amended, governmental plans as defined in section 414(d) of the Internal Revenue Code, as amended, or eligible deferred compensation plans as defined in section 457 of the Internal Revenue Code, as amended. The assets of Separate Account 55J are segregated from other assets of the Insurance Company, and are subject only to the claims of contracts participating in this separate account.

      Separate Account 55J is maintained and operated by the Insurance Company in accordance with the following:

      (A) INVESTMENTS. The assets of Separate Account 55J are invested in shares of the INVESCO Industrial Income Fund, a mutual fund offered by INVESCO Funds Group, Inc. In addition, from time to time, the Insurance Company may invest such assets in short term money market instruments, cash or cash equivalents. Any income, gains or losses, realized or unrealized, from the assets in Separate Account 55J shall be credited to or charged against said account without regard to the other income, gains or losses of Connecticut General.

      (B) EXPENSES CHARGED TO SEPARATE ACCOUNT 55J. Separate Account 55J may be charged with (1) an investment management/distribution charge, (2) brokerage commissions, transfer taxes and other direct charges arising from the purchase or sale of investments or futures instruments thereunder, (3) other taxes, charges or expenses directly attributable to the operation of, or the assets held in, Separate Account 55J, and (4) any expenses (including reasonable fees and expenses for the time spent by officers or employees of the Insurance Company) which are incurred in the course of litigation, representation on any creditors' committees, or any other action which the Insurance Company determines is reasonably necessary or required to preserve or enhance the value of the assets of Separate Account 55J. The investment management/distribution charge determined by the Insurance Company will be charged daily based upon the value of each Contract's share of Separate Account 55J.

          The maximum aggregate annual rate of investment management/distribution charge is one percent (1.00%).

      (C) SEPARATE ACCOUNT 55J UNIT. Separate Account 55J is divided into units of participation with each unit being referred to as a Separate Account 55J Unit. When an amount is allocated or transferred to Separate Account 55J, the number of Separate Account 55J Units is increased and when an amount is withdrawn from Separate Account 55J, the number of Separate Account 55J Units is decreased. Such increase or decrease in the number of Separate Account 55J Units is determined by dividing the amount allocated to or withdrawn from Separate Account 55J by the then current Separate Account 55J Unit Value.

      (D) SEPARATE ACCOUNT 55J UNIT VALUE. A Separate Account 55J Unit Value is determined by the Insurance Company on each Valuation Date and is equal to the Market Value of Separate Account 55J divided by the total number of Separate Account 55J Units on such date. The
          Separate Account 55J Unit Value on any date is equal to the amount so determined on the Valuation Date coinciding with or last preceding such date.

      (E) MARKET VALUE OF SEPARATE ACCOUNT 55J. The Insurance Company will determine the Market Value of Separate Account 55J for each Valuation Date. The Market Value on any Valuation Date is based upon the market value of the assets in Separate Account 55J at the close of the Insurance Company's business on the current day, as determined in accordance with generally recognized accounting procedures. The Market Value of the investments in the INVESCO Industrial Income Fund will be determined by the NAV (net asset value) of the shares plus the value of any dividends and capital gain distributions.

R16.2 VALUATION. The value of the portion of a Participant's Account invested in Separate Account 55J is an amount equal to the product of the number of Accumulation 55J Units credited to such Account and the Accumulation 55J Unit Value for the Valuation Date.

      (A) ACCUMULATION 55J UNITS. When an amount is allocated to the portion of a Contractholder's Account invested in Separate Account 55J, the Contractholder's Account is credited with the number of Accumulation 55J Units equal to the amount allocated divided by the Accumulation 55J Unit Value as of the Allocation Date determined pursuant to Contract Section 3.2(C).

          When an amount is transferred, distributed or disbursed from the portion of a Contractholder's Account invested in Separate Account 55J, the Contractholder's Account is debited by the number of Accumulation 55J Units equal to the amount transferred, distributed or disbursed divided by the Accumulation 55J Unit Value as of the later of the date the Insurance Company receives written instructions from the Contractholder regarding the amounts to be transferred or distributed or the effective date of such transfer or distribution; or in the case of a disbursement, as of the Discontinuance Disbursement Date determined pursuant to Contract Section 5.3.

      (B) ACCUMULATION 55J UNIT VALUE. The Accumulation 55J Unit Value is the Separate Account 55J Unit Value adjusted to reflect the investment management/distribution charge, if applicable.

      (C) VALUATION DATE. A Valuation Date will occur on each day that the New York Stock Exchange is open for unrestricted trading and the Insurance Company is open to transact its normal business.

R16.3 LIMITATIONS.

      (A) Any transfer, distribution or disbursement from Separate
          Account 55J may be delayed for a period of up to thirty (30) days if there is a negative cash flow into Separate Account 55J considering all contracts with funds in Separate Account 55J on the Valuation Date for such distribution or disbursement.

      (B) Transfers, distributions or disbursements from Separate Account 55J may be deferred pursuant to Contract Section 4.5 if a determination of the value of such distribution or disbursement is not possible because the Securities and Exchange Commission has suspended or otherwise restricted trading of securities or another emergency situation outside the control of the Insurance Company exists.

R16.4 DISCONTINUANCE OF SEPARATE ACCOUNT 55J. Separate Account 55J may be discontinued if the INVESCO Industrial Income Fund is no longer offered by INVESCO Funds Group, Inc., if INVESCO Funds Group, Inc. becomes insolvent or files for voluntary or involuntary bankruptcy, or if Connecticut General determines that Separate Account 55J is no longer commercially feasible and notifies the Contractholder in writing that the Separate Account will be discontinued.

      As of the date Separate Account 55J is discontinued:

      (A) No further contributions to Separate Account 55J will be accepted by Connecticut General and no further withdrawals or transfers will be honored except as provided in (B) and (C) below;

      (B) Connecticut General will determine an amount equal to the expenses which are unpaid or due hereunder and withdraw such amount from Separate Account 55J;

      (C) The remaining value of this Contract's share of Separate Account 55J will be distributed in accordance with the Contractholder's written instructions to be effective as of the date of discontinuance.

                                             Connecticut General Life Insurance Company
                                                          a CIGNA company
                                 ------------------------------------------------------------------
                                                           P.O. Box 2975
                                 Hartford, CT 06104                                    [CIGNA LOGO]

                                                         JAN 13 1994

     APPLICATION

        Applicant's Exact Name

          Trustees of the Lason Systems, Inc. 401(k) Profit Sharing Plan & Trust
        ------------------------------------------------------------------------------------------
        Street Address

          28400 Schoolcraft Road
        ------------------------------------------------------------------------------------------
        City, State & Zip Code

          Livonia, MI  48150
        ------------------------------------------------------------------------------------------
        The Applicant hereby applies for a Group Annuity Contract from Connecticut General Life
        Insurance Company with the following investment options:

        /X/  Guaranteed Long-Term Account                / /  Fidelity Special Situations Fund*
        / /  Guaranteed Short-Term Account               /X/  Plymouth Growth Opportunities Portfolio*
             or                                          /X/  Plymouth Income & Growth Portfolio*
        / /  Guaranteed Government Securities Account*   / /  Counsellors Capital Appreciation Fund*
        / /  Common Stock Account                        /X/  Counsellors International Equity Fund*
        / /  Stock Market Index Account                  /X/  Counsellors Emerging Growth Fund*
        / /  Balanced Account                            /X/  INVESCO Industrial Income
        / /  International Equity Account*               / /
                                                              *Not available on small case

        ANY VARIABLE ANNUITY PAYMENTS AND OTHER BENEFITS PROVIDED HEREUNDER WHICH ARE BASED ON THE
        INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO FIXED
        DOLLAR AMOUNT.

        The Applicant also hereby applies for the following plan services provided by the Connecticut
        General Life Insurance Company under the Contract or a Service Agreement:

        / /  Small Case:        / /  Investment Only;     or    / /  Full Service
        /X/  Regular Case with the following services:  (Full Service must check all appropriate boxes)
             / /  Investment Only
             /X/  Plan Document Services                           /X/  Benefit Payments
                  /X/  Prototype Plan                              /X/  Plan Administration & Recordkeeping
                  or                                               /X/  Compliance Testing
                  / /  Customer Plan Design & Document Preparation (RK)
                       / /  with Amendments                        / /
             /X/  Employee Communications                          / /

        Dated at  Livonia, Michigan  on  Nov. (RK)  , 1993  by Applicant
                  -----------------      -----------------
                     (location)              (date)

                For the Employer                                For the Trustee

        By    Richard C. Kowalski                       By  Richard C. Kowalski
           -------------------------------                 -------------------------------

        Title   VP/CFO                                  Title   Trustee
              ----------------------------                    ----------------------------

        By                                              By
           -------------------------------                 -------------------------------

        Title                                           Title
              ----------------------------                    ----------------------------

        Soliciting Agent  Herman Klingelhoffer
                         -----------------------------------------------------------------
        Amount of Binding Payment   $5,000.00
                                  --------------------------------------------------------
        It is agreed that the binding payment represents a non-refundable deposit to be retained by Connecticut General and applied to the Group Annuity Contract or the
        Service Agreement. In the event the Contract is not executed, Connecticut General will refund the excess, if any, of the amount of the binding payment over the amount of expenses which Connecticut General determines it has incurred as a result of the application. In no event, however, will the amount of expenses charged by Connecticut
        General as a result of the application exceed three thousand dollars ($3,000).
